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                               Janus Aspen Series
                                 Service Shares
                             Money Market Portfolio

                            Supplement April 7, 2005
                      to Currently Effective Prospectuses

On March 22, 2005, the Board of Trustees of Janus Aspen Series approved the liquidation of the Service Shares class of Money Market Portfolio. The sole shareholder holding Service Shares of Money Market Portfolio subsequently redeemed its holdings. Accordingly, effective April 7, 2005, the Money Market Portfolio - Service Shares are no longer offered for sale to the public.